UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

October 28, 2015

Date of Report (date of earliest event reported)

Overstock.com, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-49799	87-0634302
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

6350 South 3000 East

Salt Lake City, Utah 84121

(Address of principal executive offices)

(801) 947-3100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03.  Material Modification to Rights of Security Holders

The information in Item 5.03 below is incorporated herein by reference.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On October 28, 2015, the Board of Directors (the “Board”) of Overstock.com, Inc. (the “Company”) authorized and adopted an amendment (the “Amendment”) to the Amended and Restated Bylaws of the Company (the “Bylaws”).  The Amendment amended Section 8.4 of the Bylaws, which previously entitled any holder of uncertificated shares of the Company’s stock to a certificate representing such shares upon request, to provide that no shares of the Company’s stock issued in digital form shall be represented by certificates.

The foregoing summary of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 3.1 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

3.1	Amendment No. 1 to the Amended and Restated Bylaws of Overstock.com, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERSTOCK.COM, INC.

By:	/s/ Mitch Edwards
Mitch Edwards
Senior Vice President and General Counsel

Date:	November 3, 2015